Subsequent Events	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Subsequent Event [Line Items]
Subsequent Events

NOTE 8. Subsequent Events

Plan management has evaluated subsequent events for recognition and disclosure through June 26, 2026, the date these financial statements were issued, and has determined, that other than plan amendments effective January 1, 2026 described below, that no events have occurred subsequent to December 31, 2025 that would require recognition or disclosure in the financial statements.

Effective January 1, 2026, in accordance with the requirements of Section 603 of SECURE 2.0, any participant whose prior-year wages exceed $150,000 must designate catch-up and super-catch-up contributions as Roth elective deferrals. Additionally, the Company contributes on behalf of each eligible participant, an amount equal to 100% of the participant’s contribution up to 4% of eligible compensation.